UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:  811-2340

Montgomery Street Income Securities, Inc.
(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200
Chicago, IL  60606
(Address of principal executive offices)

Mark D. Nerud, President
225 W. Wacker Drive, Suite 1200
Chicago, IL  60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 338-5801

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Reports to Stockholders.

Montgomery Street
Income Securities, Inc. (MTS)

Annual Report to Stockholders
December 31, 2009

Portfolio Manager Review

Montgomery Street Income Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of 14.47% for the twelve-month period ended December 31, 2009. The total return of the Fund, based on the market price of its New York Stock Exchange traded shares, was 12.04% for the same period1. The Fund’s NAV total return outperformed the Barclay’s Capital U.S. Aggregate Bond Index2 (“Index”), the Fund’s benchmark, which posted a total return of 5.93% for the twelve-month period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

At the conclusion of 2008 the macro-environment was one of unprecedented uncertainty. Investment grade and high yield corporate bond premiums were at or near all time highs, while U.S. Treasury rates across all maturities were at or near historical lows. The financial system had nearly failed and there remained tremendous ambiguity regarding the fate of the U.S. banks. However, at the onset of 2009, rays of light emerged from the darkness.

The first indication of market stabilization came in the high yield sector. Funds began to flow into the sector, as market participants, recognized the extremely depressed asset valuations and relative value versus equities. Investment grade industrials followed with the reopening of the primary markets. Successful issuance begot firmer markets and greater investor appetite. The opening of markets allowed corporations to term out their debt and bolster their balance sheets. The enhanced credit worthiness of corporations further enticed more investor interest, creating a virtuous cycle of spread tightening through all of 2009. Meanwhile more certainty emerged around the banking sector, nationalization was averted and systemic deleveraging appeared mostly complete.

The result of these events materialized in the form of remarkable excess returns from both investment grade and high yield corporate debt. The Fund maintained an overweight to investment grade industrials throughout the year. The Fund also held approximately 3% in high yield corporate bonds through the first three quarters of 2009, bumping this allocation to 8.5% in the fourth quarter. Both overweights to the Index contributed significantly to outperformance versus the Fund’s benchmark in 2009.

Structured product, such as asset backed securities (“ABS”) and commercial mortgage backed securities (“CMBS”), also sharply recovered in 2009. Both benefited significantly from the Term Asset Backed Loan Facility and the Public Private Investment Plan, government programs enacted to finance the releveraging of structured product. The deluge of supply that was dumped onto the market in the fall of 2008 was quickly absorbed by investors in the spring of 2009, driving spreads much tighter. At year end, the Fund owned approximately a 2.6% position in ABS, which was a significant overweight versus the 0.4% Index exposure. Within ABS, the Fund owned primarily subprime residential housing pass-throughs and small balance commercial loans. These positions outperformed the ABS constituents of the Index, which consisted primarily of credit card and auto loan receivables. The Fund did not own CMBS due to concerns over further deterioration in commercial property values. The Barclays CMBS Index, a sub-index of the Index, produced excess returns of 29.6%. This underweight to the Index detracted from Fund performance.

1  Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period.
2  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, consisting of government securities and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. The Index does not include exposure to high yield or non-dollar securities or cash. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index was formerly known as the Lehman Brothers Aggregate Bond Index.

Montgomery Street Income Securities, Inc. | 1

 Sector Distribution

*	Mortgage backed securities

As of December 31, 2009

Sector distribution is subject to change

Percentages are based on total value of the investment portfolio, excluding securities lending collateral

More than any other market sector, the agency mortgage pass-through market has benefited from government purchases. The option adjusted spread of Federal National Mortgage Association (“FNMA”) 30-year pass-throughs skyrocketed following the conservatorship of the FNMA and the massive financial deleveraging experienced in the months following Lehman Brothers late 2008 collapse. The increased risk premium on mortgages, which reached a high of 166 basis points, had the effect of further damaging financial institution balance sheets as well as accelerating the downward spiral of home prices vis-à-vis declining home ownership affordability. In an effort to stop the bleeding, the U.S. Federal Reserve (the “Fed”) initiated a purchase program, which to date has accumulated over $1.1 trillion of pass-throughs. These flows have driven spreads on pass-throughs from their all time highs to their all time lows. The Fund was underweight the mortgage backed securities (“MBS”) sector overall, but did own 3.94% prime and Alt-A private non-agency residential whole loan MBS. Both outperformed the Barclays Capital MBS and Aggregate indices and contributed to 2009’s benchmark outperformance.

The U.S. economy has stabilized and is growing, albeit at much lower rates than the strong growth periods customary in post-recession periods. Following a severe recession, such as we have just experienced, it is normal to see growth expand at 6% or greater annualized versus Hartford Investment Management Company’s (“HIMCO” or the “Adviser”) current expectation of 3.5% growth for 2010. A double-dip recession seems to have been circumvented by aggressive government action, and economic numbers seem to indicate a decreased probability of such an event occurring. Institute for Supply Management manufacturing surveys have been above 50 for five consecutive months, indicating economic expansion. The employment picture is stabilizing as reflected in the initial jobless claims improving from 650,000 layoffs a week to a present level of 450,000. Still, it is difficult to ascertain that consumption patterns will improve based on the employment picture since job losses, as reflected by non-farm payrolls, are still negative. Secularly, consumer spending remains challenged because of household balance sheets being strained. Housing is stabilizing and is no longer a negative contributor to growth, but a significant shadow inventory looms as foreclosures accelerate, keeping prices and new construction in check.

2 | Montgomery Street Income Securities, Inc

Credit conditions have improved with liquidity coming back to the investment grade and high yield markets. However, money transmission is challenged, despite a massive expansion in the Fed’s balance sheet. M2, a broad measure of money supply, is only growing at 3% on an annualized basis, a very low level by historical standards, and credit conditions remain very tight for small businesses. Reported inflation remains well below the stated 2% threshold that could cause the Fed concern. HIMCO continues to believe that inflation will not be a concern in the near term, as the slack in resources will dampen a rise in inflation expectations stemming from higher commodity prices or worldwide loose monetary policies. The threat of government action will hamper spending patterns. Healthcare reform may negatively impact small businesses, and inevitable tax increases in late 2010 and early 2011 potentially pose a serious threat to economic growth.

HIMCO believes the Fed will keep the Fed Funds Rate unchanged at least through the first half of 2010, and possibly for the full year. By the end of March, the Fed will likely have purchased in excess of $1.5 trillion in mortgages, agencies, and U.S. Treasuries, consequently funding the massive increase in U.S. Treasury issuance created by the gaping budget deficit. If the Fed decides to halt its purchases of securities, a supply/demand imbalance might ensue, which would pressure rates to the upside.

The subpar economic expansion offers both opportunities and challenges to investors in 2010. On the one hand, corporations are in solid financial shape coming out of this recession. They are in a very good position to start hiring and spending on capital projects, which in turn should lead to increased spending and more demand for goods and services. Government fiscal and monetary policy will be closely watched. HIMCO believes that strong earnings growth favors investment grade and high yield debt. On the other hand, the burgeoning fiscal deficits in most of the G7 are of concern, while U.S. policy initiatives in healthcare reform and financial market regulation may impact individual issuers and the broader economy, with the potential for higher taxes to pay for new social programs. Increased government intervention in large sectors of the economy can affect profits in those sectors, while large government deficits will put upward pressure on interest rates.

 US Treasury Bond Yield Curve

Source: Bloomberg

Performance is historical and does not guarantee future results.

HIMCO believes that the economic expansion will be moderate, but that threats of a double-dip recession have been greatly diminished. This would favor continued moderately aggressive posture in spread assets, while we remain vigilant to the potential for higher U.S. Treasury yields as the supply/demand imbalance pressures rates to the upside.

Montgomery Street Income Securities, Inc. | 3

 Quality Distribution

*	Government includes U.S. Treasury, U.S. Agency and cash.

As of December 31, 2009.

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio, excluding securities lending collateral.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

The views expressed in this report reflect those of the investment adviser, Hartford Investment Management Company, only through the end of the period of the report as stated on the cover. The investment adviser’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Investment in the Fund involves risk. The Fund invests in individual bonds whose yields and value fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed.

NOT FDIC/NCUA INSURED.  NO BANK GUARANTEE.  MAY LOSE VALUE.   NOT A DEPOSIT.
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4 | Montgomery Street Income Securities, Inc

Other Information

Market Price and Net Asset Value

The Fund’s market price was $14.68 as of December 31, 2009, compared with $13.82 as of December 31, 2008. The Fund’s shares traded at a 10.6% discount to NAV of $16.42 at December 31, 2009. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times and on The Wall Street Journal website at www.wsj.com. The Fund’s NAV is available daily on its website at www.montgomerystreetincome.com and published weekly in Barron’s.

Dividends Paid

The Fund paid dividends of $0.21 per share on April 30, 2009 and July 31, 2009; $0.19 on October 30, 2009; and $0.16 on December 31, 2009.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described beginning on page 31 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income earned for the second preceding calendar quarter. There were 12,000 shares repurchased during each of the first two quarters of 2009 and 9,000 shares repurchased during each of the final two quarters of 2009, totaling 42,000 shares. Up to 8,000 shares may be repurchased during the first quarter of 2010.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete portfolio holdings listing is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2009 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

It is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonable practical and prudent to do so.

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those

Montgomery Street Income Securities, Inc. | 5

stockholders who wish to view the Fund’s complete portfolio holdings listing for the first and third quarters may view the Fund’s Form N-Q, as described above in the “Investment Portfolio” section of this report.

Change in Portfolio Managers

Effective February 9, 2009 and October 8, 2009, respectively, Christopher Zeppieri and Joseph Portera were named co-managers of the Fund. Nasri A. Toutoungi remains a portfolio manager of the Fund.

Additional Information

The Fund participates in securities lending, which involves certain risks. For further discussion of these risks and for developments in the Fund’s securities lending program during the year ended December 31, 2009, please see “Securities Loaned” beginning on page 24 in the notes to the financial statements.

6 | Montgomery Street Income Securities, Inc

Investment Objectives and Policies

Investment Objectives

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), investing and reinvesting its assets in a portfolio of selected securities. The Fund’s primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

Principal Investment Policies

Investment of your Fund is guided by the principal investment policies summarized below. For a more complete description of the Fund’s investment policies, please see the Fund’s Form N-2 Registration Statement dated April 29, 1992 and subsequent annual reports to stockholders.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income producing securities.1

At least 70% of total assets must be invested in:  straight debt securities (other than municipal securities), including U.S. dollar-denominated debt securities of foreign issuers, rated within the four highest grades assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the “30% basket”) may be invested in other U.S. or foreign straight debt securities; convertible securities; and preferred stocks.

Not more than 25% of total assets may be invested in securities of any one industry (finance companies as a whole are not considered an “industry” for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investments in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% — and be as to any one borrower more than 5% — of the Fund’s total assets.

The Fund may lend its portfolio securities to the extent permitted under the 1940 Act.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund’s assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less and that, at the time of purchase, the Fund’s obligations under such contracts do not exceed either the value of portfolio securities denominated in the foreign currency or 15% of the Fund’s total assets.

The Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund’s obligations under such instruments may not exceed the value of the Fund’s assets not subject to the 30% basket.

It is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities. In the unlikely event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

1  The Fund will provide stockholders with at least 60 days’ notice prior to making any changes to this 80% investment policy.

Montgomery Street Income Securities, Inc. | 7

Investment Portfolio	as of December 31, 2009

	Principal
	Amount ($)	Value ($)

Corporate Bonds 42.5%

Consumer Discretionary 3.8%
AMC Entertainment Inc., 8.75%, 06/01/19 (c)	130,000	132,600
Comcast Cable Holdings LLC, 10.13%, 04/15/22	1,291,000	1,658,058
COX Communications Inc., 6.25%, 06/01/18 (a) (j)	263,000	279,934
COX Communications Inc., 8.38%, 03/01/39 (a) (j)	220,000	273,939
CSC Holdings Inc., 8.50%, 04/15/14 (a) (c) (j)	160,000	170,400
Desarrolladora Homex SAB de CV, 7.50%, 09/28/15	111,000	105,450
DirecTV Holdings LLC, 7.63%, 05/15/16	245,000	267,663
Dollar General Corp., 10.63%, 07/15/15	500,000	553,750
Grupo Televisa SA, 6.63%, 01/15/40 (a) (c) (j)	457,000	451,939
Macy’s Retail Holdings Inc., 5.90%, 12/01/16	220,000	214,500
McJunkin Red Man Corp., 9.50%, 12/15/16 (a) (j)	140,000	136,850
MGM Mirage Inc., 11.13%, 11/15/17 (a) (j)	550,000	609,125
News America Inc., 6.90%, 08/15/39 (a) (j)	229,000	249,810
TCI Communications Inc., 8.75%, 08/01/15	35,000	41,468
TCM Sub LLC, 3.55%, 01/15/15 (a) (j)	387,000	379,088
Time Warner Cable Inc., 8.25%, 04/01/19	590,000	702,745
Videotron Ltee, 9.13%, 04/15/18	220,000	242,000

		6,469,319
Consumer Staples 2.8%
Altria Group Inc., 10.20%, 02/06/39	595,000	793,753
Anheuser-Busch InBev Worldwide Inc., 7.75%, 01/15/19 (a) (j)	725,000	848,826
Anheuser-Busch InBev Worldwide Inc., 8.20%, 01/15/39 (a) (j)	212,000	268,074
Archer-Daniels-Midland Co., 5.38%, 09/15/35	400,000	385,673
Coca-Cola Enterprises Inc., 8.50%, 02/01/22	500,000	641,808
CVS Pass-Through Trust, 8.35%, 07/10/31 (a) (j)	754,832	830,489
Smithfields Foods Inc., 10.00%, 07/15/14 (a) (j)	410,000	444,850
SUPERVALU Inc., 7.50%, 11/15/14	320,000	324,000
Wal-Mart Stores Inc., 5.25%, 09/01/35	250,000	245,830

		4,783,303
Energy 4.0%
Anadarko Petroleum Corp., 6.45%, 09/15/36	420,000	438,635
Cenovus Energy Inc., 6.75%, 11/15/39 (a) (j)	520,000	566,828
Chesapeake Energy Corp., 7.63%, 07/15/13	350,000	366,625
Drummond Co. Inc., 7.38%, 02/15/16 (a) (j)	190,000	185,725
El Paso Corp., 7.00%, 06/15/17	580,000	575,239
Enterprise Products Operating LLC, 6.50%, 01/31/19 (c)	245,000	264,292
Husky Energy Inc., 7.25%, 12/15/19	230,000	265,788
Nabors Industries Inc., 9.25%, 01/15/19	405,000	496,010
ONEOK Partners LP, 6.65%, 10/01/36	542,000	552,798
Petrobras International Finance Co., 6.88%, 01/20/40	520,000	534,351
PetroHawk Energy Corp., 7.88%, 06/01/15	220,000	222,200
Rowan Cos. Inc., 7.88%, 08/01/19	406,000	451,712
TransCanada Pipelines Ltd., 7.25%, 08/15/38	384,000	452,723
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	272,715
Valero Energy Corp., 9.38%, 03/15/19	289,000	343,736
Valero Energy Corp., 6.23%, 06/15/37	845,000	792,891

		6,782,268

The accompanying notes are an integral part of the financial statements.

8 | Montgomery Street Income Securities, Inc

	Principal
	Amount ($)	Value ($)

Financials 10.2%
BAC Capital Trust XI, 6.63%, 05/23/36	120,000	107,228
Bank of America Corp., 7.38%, 05/15/14	460,000	521,968
Bank of America Corp., 5.65%, 05/01/18	365,000	370,698
Capital One Bank, 8.80%, 07/15/19	340,000	401,767
CDP Financial, 4.40%, 11/25/19 (a) (j)	860,000	823,785
Citigroup Capital XXI, 8.30%, 12/21/57 (callable at 100 on 12/21/37) (e)	451,000	434,088
Citigroup Inc., 6.38%, 08/12/14	190,000	198,912
Citigroup Inc., 6.01%, 01/15/15	400,000	408,439
Citigroup Inc., 8.50%, 05/22/19	235,000	271,367
Citigroup Inc., 8.13%, 07/15/39	180,000	203,156
Comerica Capital Trust II, 6.58%, 02/20/37 (callable at 100 beginning 02/20/32) (e)	1,053,000	842,400
Enel Finance International SA, 6.00%, 10/07/39 (a) (j)	700,000	703,705
ERAC USA Finance Co., 5.90%, 11/15/15 (a) (j)	429,000	443,792
ERAC USA Finance Co., 6.70%, 06/01/34 (a) (j)	330,000	291,651
Ford Motor Credit Co. LLC, 7.50%, 08/01/12	360,000	363,045
Goldman Sachs Capital II, 5.79% (callable at 100 on 06/01/12) (d) (e)	832,000	644,800
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (a) (j)	311,000	315,748
HCC Insurance Holdings Inc., 6.30%, 11/15/19	490,000	497,683
HSBC Bank USA, 5.63%, 08/15/35	315,000	291,266
HSBC Holdings Plc, 6.50%, 05/02/36	500,000	524,412
Jefferies Group Inc., 8.50%, 07/15/19	280,000	306,076
JPMorgan Chase Capital XV, 5.88%, 03/15/35	205,000	182,466
KeyBank NA, 6.95%, 02/01/28	500,000	428,525
Liberty Mutual Group Inc., 10.75%, 06/15/58 (callable at 100 on 06/15/38) (a) (e) (j)	250,000	265,000
LPL Holdings Inc., 10.75%, 12/15/15 (a) (j)	500,000	515,625
Manufacturers & Traders Trust Co., 5.59%, 12/28/20 (callable at 100 on 12/28/15) (e)	410,000	357,603
Mellon Capital IV, 6.24% (callable at 100 beginning 06/20/12) (d) (e)	570,000	467,400
Merrill Lynch & Co. Inc., 6.05%, 05/16/16	580,000	585,219
New York Life Insurance Co., 6.75%, 11/15/39 (a) (j)	410,000	419,295
Northgroup Preferred Capital Corp., 6.38% (callable at 100 beginning 10/15/17) (a) (d) (e) (j)	515,000	450,198
Odebrecht Finance Ltd., 7.00%, 04/21/20 (a) (j)	249,000	251,801
PNC Preferred Funding Trust I, 6.11% (callable at 100 beginning 03/15/12) (a) (d) (e) (j)	900,000	634,333
Prudential Financial Inc., 7.38%, 06/15/19	180,000	201,810
State Street Capital Trust IV, 1.25%, 06/15/37 (b)	670,000	451,741
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a) (j)	308,000	318,391
Temasek Financial I Ltd., 5.38%, 11/23/39 (a) (j)	364,000	348,838
UBS Preferred Funding Trust I, 8.62% (callable at 100 beginning 10/01/10) (d) (e)	1,030,000	958,384
USB Capital IX, 6.19% (callable at 100 beginning 04/15/11) (d) (e)	700,000	562,625
USB Realty Corp., 6.09% (callable at 100 beginning 01/15/12) (a) (d) (e) (j)	600,000	439,500
Wells Fargo Bank NA, 4.75%, 02/09/15	400,000	407,877
ZFS Finance USA Trust I, 6.50%, 05/09/37 (callable at 100 beginning 05/09/17) (a) (e) (j)	146,000	123,371

		17,335,988
Health Care 2.6%
Biomet Inc., 10.38%, 10/15/17	385,000	417,725
Cigna Corp., 6.15%, 11/15/36	184,000	164,371
GlaxoSmithKline Capital Inc., 5.65%, 05/15/18	700,000	755,015
HCA Inc., 9.25%, 11/15/16	950,000	1,020,063
Pfizer Inc., 6.20%, 03/15/19	390,000	433,533
Pfizer Inc., 7.20%, 03/15/39	405,000	494,884
Quest Diagnostic Inc., 4.75%, 01/30/20	181,000	176,855
Wyeth, 6.50%, 02/01/34	400,000	442,165

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 9

	Principal
	Amount ($)	Value ($)

Wyeth, 5.95%, 04/01/37	470,000	490,106
Zimmer Holdings Inc., 4.63%, 11/30/19	131,000	129,810

		4,524,527
Industrials 1.9%
Canadian Pacific Railway Co., 7.25%, 05/15/19	148,000	168,209
Case New Holland Inc., 7.75%, 09/01/13 (a) (j)	210,000	214,725
Honeywell International Inc., 5.70%, 03/15/36	250,000	256,522
Incitec Pivot Finance LLC, 6.00%, 12/10/19 (a) (j)	880,000	870,700
Meccanica Holdings USA, 6.25%, 07/15/19 (a) (j)	593,000	632,733
Meccanica Holdings USA, 6.25%, 01/15/40 (a) (j)	300,000	300,357
Tyco International Group SA, 8.50%, 01/15/19	606,000	731,895

		3,175,141
Information Technology 0.6%
GXS Worldwide Inc., 9.75%, 06/15/15 (a) (j)	100,000	98,249
International Business Machines Corp., 8.38%, 11/01/19	250,000	318,849
Seagate Technology Inc., 10.00% 05/01/14 (a) (j)	385,000	425,425
Xerox Corp., 5.63%, 12/15/19	145,000	144,798

		987,321
Materials 4.6%
Anglo American Capital Plc, 9.38%, 04/08/14 (a) (j)	643,000	771,560
ArcelorMittal, 9.00%, 02/15/15 (c)	830,000	980,310
ArcelorMittal, 7.00%, 10/15/39	1,285,000	1,352,994
Barrick Gold Corp., 6.95%, 04/01/19	130,000	146,373
CRH America Inc., 8.13%, 07/15/18	180,000	209,941
Dow Chemical Co., 8.55%, 05/15/19	1,130,000	1,348,254
Georgia-Pacific LLC, 8.25%, 05/01/16 (a) (j)	390,000	413,400
Goodman Global Group Inc., 13.50%, 02/15/16	55,000	60,843
Newmont Mining Corp., 5.88%, 04/01/35	395,000	374,476
Rio Tinto Alcan Inc., 6.13%, 12/15/33	175,000	177,976
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	635,000	685,189
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	253,118
Teck Resources Ltd., 10.75%, 05/15/19	360,000	430,200
Yara International ASA, 7.88%, 06/11/19 (a) (j)	560,000	639,392

		7,844,026
Telecommunication Services 5.4%
AT&T Inc., 6.15%, 09/15/34	500,000	494,252
AT&T Inc., 6.55%, 02/15/39	230,000	242,342
AT&T Wireless Services Inc., 8.75%, 03/01/31	750,000	969,232
Frontier Communications Corp., 8.25%, 05/01/14	120,000	125,100
Frontier Communications Corp., 9.00%, 08/15/31	400,000	393,000
Intelsat Corp., 9.25%, 06/15/16	300,000	309,750
Intelsat Jackson Holdings Ltd., 9.25%, 06/15/16 (i)	255,000	251,175
MetroPCS Wireless Inc., 9.25%, 11/01/14 (c)	460,000	465,750
Qwest Communications International Inc., 7.50%, 02/15/14 (k)	800,000	803,000
Rogers Cable Inc., 8.75%, 05/01/32	110,000	138,298
Rogers Communications Inc., 7.50%, 03/15/15	679,000	793,069
Sprint Capital Corp., 8.75%, 03/15/32	380,000	358,150
Telecom Italia Capital SA, 4.00%, 01/15/10	360,000	360,415
Telecom Italia Capital SA, 5.25%, 11/15/13	330,000	347,091
Telecom Italia Capital SA, 4.95%, 09/30/14 (c)	365,000	378,314
Telecom Italia Capital SA, 7.18%, 06/18/19	200,000	222,973

The accompanying notes are an integral part of the financial statements.

10 | Montgomery Street Income Securities, Inc

	Principal
	Amount ($)	Value ($)

Telecom Italia Capital SA, 7.72%, 06/04/38	427,000	491,619
Verizon New Jersey Inc., 5.88%, 01/17/12	542,000	577,470
Verizon Wireless Capital LLC, 8.50%, 11/15/18	538,000	667,326
Virgin Media Finance Plc, 9.50%, 08/15/16	250,000	268,438
Wind Acquisition Finance SA, 11.75%, 07/15/17 (a) (j)	410,000	447,925
Windstream Corp., 8.63%, 08/01/16	240,000	244,200

		9,348,889
Utilities 6.6%
AES Corp., 8.00%, 10/15/17	280,000	287,350
Calpine Corp., 7.25%, 10/15/17 (a) (j)	250,000	240,000
CenterPoint Energy Resources Corp., 6.63%, 11/01/37	120,000	122,044
Commonwealth Edison Co., 5.80%, 03/15/18	915,000	970,385
Consumers Energy Co., 6.70%, 09/15/19 (c)	540,000	608,764
Duke Energy Carolinas LLC, 7.00%, 11/15/18	158,000	184,159
Duke Energy Indiana Inc. (insured by MBIA Insurance Corp.), 8.85%, 01/15/22	1,225,000	1,527,868
Dynegy Holdings Inc., 7.75%, 06/01/19 (c)	300,000	260,250
Electricite de France SA, 6.95%, 01/26/39 (a) (j)	425,000	502,638
Florida Power Corp., 5.80%, 09/15/17	195,000	211,405
Nisource Finance Corp., 6.13%, 03/01/22	215,000	219,418
NRG Energy Inc., 7.25%, 02/01/14	210,000	212,625
NRG Energy Inc., 8.50%, 06/15/19	330,000	338,250
Pacific Gas & Electric Co., 8.25%, 10/15/18 (c)	459,000	560,461
PSEG Power LLC, 5.00%, 04/01/14	915,000	945,123
Puget Sound Energy Inc. (insured by MBIA Insurance Corp.), 7.02%, 12/01/27	1,000,000	1,067,639
Sempra Energy, 6.50%, 06/01/16	448,000	485,860
Sempra Energy, 9.80%, 02/15/19	377,000	470,542
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (a) (j)	2,000,000	2,087,274

		11,302,055

Total Corporate Bonds (cost $69,568,071)		72,552,837

Non-U.S. Government Agency Asset-Backed Securities 7.8%
Ahold Lease Pass Through Trust, (2001, A, A2) 8.62%, 01/02/25 (k)	450,209	501,420
Ally Auto Receivables Trust, (2009, A, A4), 3.00%, 01/15/15 (a) (j)	100,000	101,294
Ally Auto Receivables Trust, (2009, B, A3), 1.98%, 10/15/15 (a) (j)	1,000,000	1,001,891
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 4.79%, 09/25/35 (b) (i)	1,065,000	836,376
Bank of America Auto Trust, 3.03%, (2009, 2A, A4) 10/15/16 (a) (j)	400,000	405,573
Bayview Commercial Asset Trust, (2007, 4A, IO) Interest Only, 2.83%, 09/25/37 (a) (b) (h) (i)	6,358,093	572,228
Bayview Commercial Asset Trust REMIC, (2007, 2A, IO) Interest Only, 2.66%, 07/25/37 (a) (b) (h) (i)	6,079,282	508,836
Capital One Multi-Asset Execution Trust, (2008, A3, A3), 5.05%, 02/15/16	600,000	643,921
CBA Commercial Small Balance Commercial Mortgage Trust REMIC, (2006, 2A, X1), 1.21%, 01/25/39 (a) (b) (h) (i)	7,536,102	339,125
Chase Issuance Trust, (2008, A11, A11), 5.40%, 07/15/15	750,000	813,723
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34 (i)	526,351	524,130

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 11

	Principal
	Amount ($)	Value ($)

Citigroup Mortgage Loan Trust Inc. REMIC, (2007, WFH1, M11), 2.73%, 01/25/37 (a) (b) (j)	111,069	180
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4), 5.50%, 08/25/34 (i)	218,421	205,664
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A1), 6.00%, 02/25/35	163,277	141,101
Countrywide Alternative Loan Trust REMIC, (2005, 28CB, 3A5), 6.00%, 08/25/35 (i)	479,586	359,342
Credit-Based Asset Servicing and Securitization LLC, (2006, SC1, A), 0.50%, 05/25/36 (a) (b) (j)	130,511	87,063
GE Business Loan Trust REMIC, (2006, 1A, IO) Interest Only, 0.44%, 05/15/10 (a) (b) (h) (i)	13,488,793	36,420
GE Business Loan Trust REMIC, (2006, 1A, D), 1.23%, 05/15/34 (a) (b) (h) (j)	407,854	93,806
GMAC Mortgage Corp. Loan Trust REMIC (insured by Financial Guaranty Insurance Co.), (2006, HE3, A2), 5.75%, 10/25/36 (b)	394,308	294,307
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, ONW), 1.43%, 11/05/21 (a) (b) (f) (h) (i)	199,001	995
Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, PNW), 1.63%, 11/05/21 (a) (b) (f) (h) (i)	189,051	945
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2), 5.62%, 09/25/36 (a) (b) (j)	255,000	211,380
Marlin Leasing Receivables LLC, (2006, 1A, A4), 5.33%, 09/16/13 (a) (j)	249,193	250,516
Nationstar NIM Trust, (2007, A, A), 9.97%, 03/25/37 (a) (h) (i)	22,008	22
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35 (i)	2,500,000	1,876,720
Sigma Finance, Inc. (f) (h) (i)	354,680	15,074
Systems 2001 Asset Trust LLC, (2001, CL, B) 7.16%, 12/15/11 (a) (i)	156,636	163,147
Washington Mutual Commercial Mortgage Securities Trust REMIC, (2007, SL3, AJ), 6.14%, 03/23/45 (a) (b) (j)	890,000	308,772
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 5.09%, 12/25/35 (b) (i)	1,320,000	997,003
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21 (i)	1,254,451	1,185,457
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, AR8, 2A3), 5.24%, 04/25/36 (b) (i)	954,047	835,763

Total Non-U.S. Government Agency Asset-Backed Securities (cost $17,759,638)		13,312,194

Government And Agency Obligations 47.6%

Government Securities 28.2%
Sovereign 0.7%
Argentina Government International Bond, 7.00%, 10/03/15 (h)	165,000	138,338
Hungary Government International Bond, 4.75%, 02/03/15	170,000	168,462
Qatar Government International Bond, 5.25%, 01/20/20 (a) (j)	510,000	513,825
Qatar Government International Bond, 6.40%, 01/20/40 (a) (c) (j)	335,000	336,675

		1,157,300
U.S. Treasury Securities 27.5%
U.S. Treasury Note, 1.00%, 10/31/11(c)	15,450,000	15,436,095
U.S. Treasury Note, 1.00%, 12/31/11	3,050,000	3,041,423
U.S. Treasury Note, 1.38%, 03/15/12	15,370,000	15,404,828

The accompanying notes are an integral part of the financial statements.

12 | Montgomery Street Income Securities, Inc

	Principal
	Amount ($)	Value ($)

U.S. Treasury Note, 2.25%, 05/31/14 (c)	12,505,000	12,420,004
U.S. Treasury Note, 3.38%. 11/15/19	530,000	509,797

		46,812,147

U.S. Government Agency Mortgage-Backed Securities 19.4%
Federal Farm Credit Bank 0.1%
Farm Credit Bank, 7.56% (callable at 100 beginning 12/15/13) (d) (e)	170,000	120,535

Federal Home Loan Mortgage Corp. 6.1%
Federal Home Loan Mortgage Corp., 6.50%, 02/01/38	1,435,948	1,538,402
Federal Home Loan Mortgage Corp., 6.00%, 06/01/38	1,493,561	1,585,191
Federal Home Loan Mortgage Corp. REMIC, 5.50%, 12/15/16	313,792	332,334
Federal Home Loan Mortgage Corp. REMIC, 5.50%, 07/15/27	165,444	167,148
Federal Home Loan Mortgage Corp. REMIC, 6.00%, 05/15/30	790,000	808,407
Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/32	1,375,000	1,401,973
Federal Home Loan Mortgage Corp. REMIC, 4.50%, 07/15/32	410,000	419,667
Federal Home Loan Mortgage Corp. REMIC, 6.00%, 09/15/32	640,421	648,231
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 12/15/32	895,000	920,667
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 10/15/33	1,175,000	1,208,936
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 08/15/34	1,245,000	1,276,776

		10,307,732
Federal National Mortgage Association 12.8%
Federal National Mortgage Association, 6.50%, 05/01/17	126,453	137,278
Federal National Mortgage Association, 6.00%, 01/01/23	490,261	521,008
Federal National Mortgage Association, 4.50%, 10/01/23	478,703	487,320
Federal National Mortgage Association, 5.50%, 05/01/25	1,377,491	1,456,003
Federal National Mortgage Association, 7.00%, 03/01/31	3,269,536	3,678,654
Federal National Mortgage Association, 5.00%, 08/01/33	1,557,014	1,604,292
Federal National Mortgage Association, 5.50%, 12/01/33	2,760,665	2,901,574
Federal National Mortgage Association, 7.00%, 10/01/35	1,966,624	2,158,009
Federal National Mortgage Association, 6.50%, 04/01/37	3,094,611	3,317,519
Federal National Mortgage Association, 6.00%, 07/01/37	1,522,822	1,615,381
Federal National Mortgage Association, 7.00%, 09/01/38	1,169,758	1,282,877
Federal National Mortgage Association REMIC, 5.50%, 03/25/17	439,425	465,911
Federal National Mortgage Association REMIC, 5.00%, 08/25/33	295,000	302,565
Federal National Mortgage Association REMIC, 5.00%, 12/25/33	1,060,000	1,089,197
Federal National Mortgage Association REMIC, 5.00%, 06/25/34	361,455	366,369
Federal National Mortgage Association REMIC, 6.00%, 08/25/44	422,649	452,896

		21,836,853

Government National Mortgage Association 0.4%
Government National Mortgage Association, 6.50%, 08/20/34	622,669	665,789

Total Government and Agency Obligations (cost $79,194,120)		80,900,356

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 13

	Shares/Contracts
	Principal
	Amount ($)	Value ($)

Options 0.1%

U.S. 10-Year Treasury Note Future Call Option, Exercise Price $117, Expiration Date February 19, 2010	228	117,563
U.S. 10-Year Treasury Note Future Put Option, Exercise Price $110, Expiration Date February 19, 2010	70	4,375

Total Options (cost $232,289)		121,938

Preferred Stocks 0.0%

Financials 0.0%
Federal Home Loan Mortgage Corp., 8.38%, Series Z (callable at 25 on 12/31/12)(d)(f)	21,034	22,086

Total Preferred Stocks (cost $527,316)		22,086

Short Term Investments 6.0%

Commercial Paper 1.0%
Devon Energy Corp., 0.18%, 01/04/10(a)(j)	1,700,000	1,699,975
Securities Lending Collateral — 4.9%
BNY Mellon Securities Lending Overnight Fund, 0.16%	2,722,392	2,722,392
BNY Mellon SL DBT II Liquidating Fund, 0.36%	5,768,906	5,702,564

		8,424,956
U.S. Treasury Securities 0.1%
U.S. Treasury Bill, 0.07%, 01/14/10(g)	200,000	199,998

Total Short Term Investments (cost $10,391,268)		10,324,929

Total Investments 104.0% (cost $177,672,702)		177,234,340
Other Assets and Liabilities, Net (4.0%)		(6,891,338)

Total Net Assets — 100%		$170,343,002

Notes to the Investment Portfolio

(a)	Restricted Rule 144A or Section 4(2) security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of this security to institutional buyers.

(b)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

(c)	All or portion of the security has been loaned.

(d)	Perpetual maturity security.

(e)	Interest rate is fixed until stated call date and variable thereafter.

(f)	Security is in default relating to principal, dividends and/or interest.

(g)	All or a portion of the security pledged as collateral for open futures or options contracts. Total value of securities pledged as of December 31, 2009 was $199,998.

(h)	Security fair valued in good faith in accordance with the procedures established by the Fund’s Board of Directors. As of December 31, 2009, the value of fair valued securities was $1,705,789 (1.0% of net assets).

(i)	Illiquid Security. At December 31, 2009 the total value of illiquid securities was $8,708,422 (5.1% of net assets).

(j)	Rule 144A or Section 4(2) Liquid Security. The Fund’s investment adviser has deemed this security to be liquid based on procedures approved by the Fund’s Board of Directors. As of December 31, 2009, the aggregate value of Rule 144A or Section 4(2) Liquid Securities was $24,696,238 (14.5% of net assets).

(k)	Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2009.

Abbreviations:

MBIA – Municipal Bond Investors Assurance

NIM – Net Interest Margin

REMIC – Real Estate Mortgage Investment Conduit .

The accompanying notes are an integral part of the financial statements.

14 | Montgomery Street Income Securities, Inc

	Contracts	Unrealized
Futures Contracts	Short	Appreciation

U.S. Treasury Note Future, 10-Year, 6.00% Expiration March 2010	(2)	$5,278

U.S. Treasury Bond Future, 20-Year, 6.00% Expiration March 2010	(15)	69,344

		$74,622

	Contracts	Expiration	Exercise
Written Option	Written	Date	Price	Value

U.S. 10-Year Treasury Note Future Call Option	(228)	February 19, 2010	$118	$(60,563)

Summary of Written Options	Contracts	Premiums

Options outstanding at December 31, 2008	—	$—

Options written during the period	228	119,409

Options outstanding at December 31, 2009	228	$119,409

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements, and Disclosure”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories. Level 1 includes exchange-listed prices. Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations of vendor-evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, modeled over-the-counter derivatives contracts and securities lending collateral. Level 3 includes valuations determined from significant unobservable inputs including management’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please see “Security Valuation” in the Notes to the Financial Statements for security valuation accounting policies.

The following table summarizes the Fund’s investments in securities and other financial instruments as of December 31, 2009 by valuation level.

	Investments in Securities
	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$72,552,837	$—	$72,552,837

Non-U.S. Government Agency Asset Backed Securities	—	11,759,817	1,552,377	13,312,194

Government and Agency Obligations	—	80,900,356		80,900,356

Preferred Stocks	22,086	—	—	22,086

Options	121,938	—	—	121,938

Short Term Investments	—	10,324,929	—	10,324,929

Fund Total	$144,024	$175,537,939	$1,552,377	$177,234,340

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 15

	Investments in Other Financial Instruments
	Level 1	Level 2	Level 3	Total

Unrealized appreciation on Futures Contracts	$74,622	$—	$—	$74,622

Written Options at value	(60,563)	—	—	(60,563)

Fund Total	$14,059	$—	$—	$14,059

The following table is a reconciliation of Level 3 investments by category for which significant unobservable inputs were used to determine fair value:

Change In
Unrealized
		Transfers In		Total		Appreciation (Depreciation)
	Balance At	and/or (Out) of	Net	Realized and	Balance At	during the Period for
	Beginning of	Level 3 During	Purchases/	Unrealized	End of	Level 3 Investments
	Period	the Period	(Sales)	Gain/(Loss)	Period	Held at End of Period

Non-U.S. Government Agency Asset Backed Securities	$2,147,194	$(7,802)	$(20,621)	$(566,394)	$1,552,377	$(471,194)

Restricted Securities

Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table consists of restricted securities, including Rule 144A securities that have not been deemed liquid by the Fund’s investment adviser, held by the Fund at December 31, 2009.

			Value	Percent
	Acquisition		End	of Net
	Date	Cost	of Period	Assets

Bayview Commercial Asset Trust, (2007, 4A, IO) Interest Only, 2.83%, 09/25/37	05/09/07	$836,316	$572,228	0.3%

Bayview Commercial Asset Trust REMIC, (2007, 2A, IO) Interest Only, 2.66%, 07/25/37	08/08/07	885,556	508,836	0.3

CBA Commercial Small Balance Commercial Mortgage Trust REMIC, (2006, 2A, X1), 1.21%, 01/25/39	01/29/07	816,266	339,125	0.2

GE Business Loan Trust REMIC, (2006, 1A, IO) Interest Only, 0.44%, 05/15/10	06/20/06	147,747	36,420	—

Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, ONW), 1.43%, 11/05/21	05/17/07	183,343	995	—

Greenwich Capital Commercial Funding Corp. REMIC, (2006, FL4A, PNW), 1.63%, 11/05/21	05/17/07	193,171	945	—

Nationstar NIM Trust, (2007, A, A), 9.97%, 03/25/37	04/26/07	22,008	22	—

Systems 2001 Asset Trust LLC, (2001, CL, B) 7.16%, 12/15/11	05/15/06	161,250	163,147	0.1

		$3,245,657	$1,621,718	0.9%

The accompanying notes are an integral part of the financial statements.

16 | Montgomery Street Income Securities, Inc

FASB Topic 815, “Derivatives and Hedging”**

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2009:

	Interest Rate
Assets	Contracts

Investments in securities, at value	$121,938
Variation margin	16,020	*

	$137,958

	Interest Rate
Liabilities	Contracts

Written options, at value	$60,563
Variation margin	3,125	*

	$63,688

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

		Foreign Currency
	Interest Rate	Exchange
Net realized gain (loss) from:	Contracts	Contracts	Total

Forward foreign currency contracts****	$—	$140,110	$140,110
Futures contracts	222,923	—	222,923

	$222,923	$140,110	$363,033

		Foreign Currency
	Interest Rate	Exchange
Net change in unrealized appreciation(depreciation) on:	Contracts	Contracts	Total

Foreign currency related items	$—	$(117,515)	$(117,515)
Futures contracts	(16,673)	—	(16,673)
Options contracts***	(51,505)	—	(51,505)

	$(68,178)	$(117,515)	$(185,693)

*	The fair value of derivative instruments may include cumulative appreciation (depreciation) of futures contracts as reported in the Notes to the Investment Portfolio. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

**	See Note A in the Notes to Financial Statements for additional information.

***	Includes change in unrealized appreciation (depreciation) on purchased and written options. Unrealized appreciation (depreciation) on purchased options is located in net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Unrealized appreciation (depreciation) on written options is located in net change in unrealized appreciation (depreciation) on written options contracts on the Statement of Operations.

****	Net realized gain on foreign currency exchange contracts is included in Net realized gain from foreign currency related items on the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 17

Financial Statements

 Statement of Assets and Liabilities as of December 31, 2009

Assets

Investments in securities, at value(a) (cost $177,672,702)	$177,234,340

Cash	27,068

Foreign currency (cost $149,429)	172,578

Receivables:
Interest	1,562,320

Variation margin	16,020

Dividend reinvestment	95,263

Other assets	18,992

Total assets	179,126,581

Liabilities

Accrued management and investment advisory fee	109,824

Accrued administrative fee	33,379

Written options, at value (premiums $119,409)	60,563

Payables:
Variation margin	3,125

Return of collateral for securities on loan	8,491,298

Other liabilities	85,390

Total liabilities	8,783,579

Net assets, at value	$170,343,002

Net Assets

Net assets consist of:
Paid-in capital	$202,586,355

Undistributed net investment income	92,711

Net unrealized depreciation on investments, futures and options contracts, and foreign currency related items	(281,745)

Accumulated net realized loss	(32,054,319)

Net assets, at value	$170,343,002

Net Asset Value per share ($170,343,002 / 10,375,256 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$16.42

(a)	Includes value of securities on loan of $8,270,372.

The accompanying notes are an integral part of the financial statements.

18 | Montgomery Street Income Securities, Inc

 Statement of Operations for the year ended December 31, 2009

Investment Income

Income:
Interest	$8,755,772

Securities lending	104,156

Total income	8,859,928

Expenses:
Management and investment advisory fee	409,962

Administrative fee	377,971

Directors’ fees and expenses	123,250

Legal	108,702

Insurance	53,409

Audit fees	51,000

Stockholder reporting	50,741

NYSE listing fee	24,200

Stockholder services	23,974

Custodian fees	4,561

Other	24,070

Total expenses	1,251,840

Net investment income	7,608,088

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized loss from investment transactions	(9,361,807)

Net realized gain from futures contracts	222,923

Net realized gain from foreign currency related items	96,681

Net change in unrealized appreciation (depreciation) on investments	22,787,645

Net change in unrealized appreciation (depreciation) on futures contracts	(16,673)

Net change in unrealized appreciation (depreciation) on written options contracts	58,846

Net change in unrealized appreciation (depreciation) on foreign currency related items	(80,285)

Net gain on investment transactions	13,707,330

Net increase in net assets resulting from operations	$21,315,418

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 19

 Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2009	2008

Operations:
Net investment income	$7,608,088	$9,804,782

Net realized loss on investment transactions, futures and options contracts, and foreign currency related items	(9,042,203)	(13,594,157)

Net change in unrealized appreciation (depreciation) during the year on investment transactions, futures and option contracts, and foreign currency related items	22,749,533	(15,787,014)

Net increase (decrease) in net assets resulting from operations	21,315,418	(19,576,389)

Distributions to stockholders from net investment income	(7,985,367)	(10,889,908)

Fund share transactions:
Reinvestment of distributions	463,281	645,479

Cost of shares repurchased	(594,007)	(652,514)

Net decrease in net assets from Fund share transactions	(130,726)	(7,035)

Increase (decrease) in net assets	13,199,325	(30,473,332)

Net assets at beginning of year	157,143,677	187,617,009

Net assets at end of year (including undistributed net investment income of $92,711 and $386,477, respectively)	$170,343,002	$157,143,677

Other Information

Shares outstanding at beginning of year	10,384,967	10,382,446

Shares issued to stockholders in reinvestment of distributions	32,289	44,521

Shares repurchased	(42,000)	(42,000)

Net increase/(decrease) in fund shares outstanding	(9,711)	2,521

Shares outstanding at end of year	10,375,256	10,384,967

The accompanying notes are an integral part of the financial statements.

20 | Montgomery Street Income Securities, Inc

 Financial Highlights

Years Ended December 31,	2009	2008	2007	2006d	2005

Selected Per Share Data

Net asset value, beginning of year	$15.13	$18.07	$18.81	$18.99	$19.62

Income from investment operations:
Incomea	0.85	1.07	1.18	1.03	1.14

Operating expensesa	(0.12)	(0.12)	(0.13)	(0.13)	(0.14)

Net investment incomea	0.73	0.95	1.05	0.90	1.00

Net realized and unrealized gain (loss) on investment transactions	1.33	(2.84)	(0.67)	(0.03)	(0.49)

Total from investment operations	2.06	(1.89)	0.38	0.87	0.51

Less distributions from:
Net investment income	(0.77)	(1.05)	(1.12)	(1.05)	(1.14)

Net asset value, end of year	$16.42	$15.13	$18.07	$18.81	$18.99

Per share market value, end of year	$14.68	$13.82	$16.13	$17.28	$16.91

Closing price range on New York Stock Exchange for each share of Common Stock outstanding during the year:
High ($)	15.10	17.27	17.80	17.57	18.85

Low ($)	13.19	11.25	15.77	16.30	16.55

Total Return

Based on market value (%)b	12.04	(7.94)	(0.23)	8.70	(1.69)

Based on net asset value (%)b	14.47	(10.04)	2.68	5.37	3.31

Ratios to Average Net Assets and Supplemental Data

Net assets, end of year ($ millions)	170	157	188	195	197

Ratio of expenses (%)	0.76	0.73	0.67	0.70	0.74

Ratio of net investment income (%)	4.64	5.57	5.64	4.78	5.11

Portfolio turnover rate (%)c	175	170	122	199	157

a	Based on average shares outstanding during the year.

b	Total return based on net asset value reflects changes in the Fund’s net asset value during the year. Total return based on market value reflects changes in market price. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market price and net asset value.

c	The portfolio turnover rates excluding mortgage dollar roll transactions are stated in the Financial Highlights. The portfolio turnover rate with mortgage dollar roll transactions was 349% for the year ended December 31, 2005. The Fund had no transactions from mortgage dollar rolls for the years ended December 31, 2009, 2008, 2007 and 2006.

d	The Fund changed investment adviser effective June 9, 2006.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. | 21

Notes to Financial Statements

A.	Significant Accounting Policies

Montgomery Street Income Securities Inc., (the “Fund”) is registered under the 1940 Act, as a closed-end, diversified management investment company.

The Fund’s financial statements are prepared, as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2009, in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the NYSE on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Fund’s Board of Directors (the “Board”). Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Investments in the securities lending collateral funds which provide daily liquidity are valued as a practical expedient at the daily reported net asset value (“NAV”) calculated by the issuer of the fund as of the close of the NYSE on the valuation date. Forward foreign currency contracts are valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures and option contracts are valued based upon their quoted daily settlement prices. In the event that the settlement price is unavailable, the closing price will be used for valuation. Exchange traded derivatives, including futures and options, are valued at last sales price as of the close of business on the primary exchange. Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Under the procedures adopted by the Board, Jackson Fund Services (“JFS” or the “Administrator”) may rely on independent pricing services or other sources to assist in determining the fair value of a security. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s NAV can differ depending on the source and method used to determine the value.

Please see the Notes to the Investment Portfolio, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosure”, for expanded disclosure of fair value measurements.

Security Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 PM Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investment transactions and net change in unrealized appreciation (depreciation) on investments, respectively.

22 | Montgomery Street Income Securities, Inc

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation (depreciation) on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

FASB ASC Topic 815, “Derivatives and Hedging”. This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk. The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs. A tabular disclosure for each derivative investment by risk category is presented in the Notes to the Investment Portfolio which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain (loss) in the Statement of Operations for each derivative investment. The derivative instruments outstanding as of year end as disclosed in the Notes to the Investment Portfolio and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Forward Foreign Currency Contracts. The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and change in value is recorded by the Fund as unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon delivery or receipt of the currency, realized gain or loss which is equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed is recorded. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts on the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to manage its exposure to or hedge against changes in securities prices and interest rates or as an efficient means of adjusting overall exposure to certain markets. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”. The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Options Contracts. The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use put option contracts to protect higher quality bonds in the portfolio against market value declines resulting from anticipated higher long-term interest rates. The Fund may use call option contracts to reduce the impact of price increases of higher quality bonds which the Fund may purchase on a later date when lower long-term

Montgomery Street Income Securities, Inc. | 23

interest rates are anticipated. An option contract on an interest rate futures contract is an option, for which a negotiated premium is paid, with an exchange-specified expiration date, to enter into an interest rate futures contract that is exchange-specified in terms of the financial instrument, settlement date, and exercise price. A “put” on an interest rate futures contract requires a writer of the contract to enter into the buy side of the specified interest rate futures contract if a buyer of the put exercises the put before the expiration date. A “call” on an interest rate futures contract requires a writer of the contract to enter into the sell side of the specified interest rate futures contract if a buyer of the call exercises the call before the expiration date. Exercise of the option requires that the writer immediately deposit initial margin on the interest rate futures contract and immediately mark any loss position to the market. Upon exercise of the option, the Fund may immediately enter into an offsetting futures contract with respect to the futures contract that it was exercised. Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of option contracts on futures contracts involves similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. Option contracts entered into by the Fund are traded on public markets that are regulated by the Commodities Futures Trading Commission.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Illiquid Investments and Restricted Securities. Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when the Hartford Investment Management Company (“HIMCO” or “Adviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A and Section 4(2) paper securities, which may be determined to be liquid pursuant to policies and guidelines established by the Board.

Securities Loaned. The Fund has entered into a securities lending arrangement with The Bank of New York Mellon (the “Custodian”). Under the terms of the agreement, the Fund receives a fee equal to a percentage of the net income generated by the collateral held and each lending transaction. The custodian is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned. On October 31, 2009, the Fund instructed the Custodian to commence an orderly unwind of the Fund’s securities lending program. The balances of securities on loan and related collateral investments are reflected in the Statement of Assets and Liabilities.

Cash collateral is invested in the BNY Mellon Securities Lending Overnight Fund and the BNY Mellon SL DBT II Liquidating Fund. Both the BNY Mellon Securities Lending Overnight Fund and the BNY Mellon SL DBT II Liquidating Fund are pooled investment funds, each constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Board. Please see below for further discussion regarding events affecting the collateral during 2008-2009. The Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the fund seeks to enforce its rights thereto and the fund could experience subnormal levels of income or lack of access to income during that period. The Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

During 2008, certain securities in the Mellon GSL DBT II Collateral Fund defaulted and were segregated into Mellon GSL Reinvestment Trust II, a separate series within the same Delaware business trust. The issuer of the investments comprising Mellon GSL Reinvestment Trust II, Sigma Finance, Inc., entered receivership in October 2008 and the majority of the issuer’s

24 | Montgomery Street Income Securities, Inc

assets were liquidated in December 2008. Based on the plan of distribution approved by the receivers, proceeds to be received by the Fund are not expected to be material. On October 31, 2009, the Fund settled the payable for the securities lending collateral attributable to the Mellon GSL Reinvestment Trust II by payment of an amount equal to the amortized cost for the Sigma Finance, Inc. securities held in the Mellon GSL Reinvestment Trust II and the investment was removed from the securities lending collateral pool. The Fund’s investment in Sigma Finance, Inc. was valued at $0.0425 at December 31, 2009. Values were determined using methodologies consistent with those previously described in “Security Valuation”. The difference between the current value and the amortized cost of the Fund’s investment in Sigma Finance, Inc. has been included in unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities. The amortized cost of the Fund’s investment in Sigma Finance, Inc. is equivalent to the par value reported in the Investment Portfolio.

On April 10, 2009, the assets in the Mellon GSL DBT II Collateral Fund with a maturity of greater than one day were segregated into the BNY Mellon SL DBT II Liquidating Fund, a pooled investment fund constituting a separate series within a Delaware business trust sponsored by the Custodian and approved by the Board. Each participant in the Mellon GSL DBT II Collateral Fund received units of the BNY Mellon SL DBT II Liquidating Fund based on their proportionate interest in Mellon GSL DBT II Collateral Fund as of the close of business on April 10, 2009. As assets in the BNY Mellon SL DBT II Liquidating Fund matured or were sold, the proceeds were invested in the Mellon GSL DBT II Collateral Fund and the participants’ ownership interests were transferred accordingly. On June 25, 2009, the Fund’s investment in the Mellon GSL DBT II Collateral Fund was transferred to the BNY Mellon Securities Lending Overnight Fund, a pooled investment fund constituting a series within a Delaware business trust sponsored by the Custodian and approved by the Board. Since June 25, 2009, as assets in the BNY Mellon SL DBT II Liquidating Fund mature or are otherwise disposed of, the proceeds are invested in the BNY Mellon Securities Lending Overnight Fund.

At December 31, 2009, the value of BNY Mellon Securities Lending Overnight Fund was $1.00 per unit and BNY Mellon SL DBT II Liquidating Fund was $0.9885 per unit. Values were determined using methodologies consistent with those previously described in “Security Valuation”. The difference between the current value and the amortized cost of the Fund’s collateral investments in the BNY Mellon SL DBT II Liquidating Fund represents a potential loss to be borne by the Fund in the event the underlying investments do not mature at par or are otherwise disposed of at a price less than par. The impact of the change in unrealized depreciation during the period from the Fund’s investment in BNY Mellon SL DBT II Liquidating Fund is included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The amortized cost of the Fund’s investment in BNY Mellon SL DBT II Liquidating Fund is equivalent to the par value reported in the Investment Portfolio. The amortized cost related to investments in the BNY Mellon SL DBT II Liquidating Fund is a liability of the Fund and is included in the Statement of Assets and Liabilities as return of collateral for securities on loan.

The par value and fair value of the investment in BNY Mellon Securities Lending Overnight Fund and BNY Mellon SL DBT II Liquidating Fund are reported under securities lending collateral in the Investment Portfolio. At December 31, 2009, the aggregate cost and fair value of securities lending collateral in BNY Mellon Securities Lending Overnight Fund and BNY Mellon SL DBT II Liquidating Fund were $8,491,298 and $8,424,956, respectively.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund agrees to purchase a security with a simultaneous agreement by the seller to repurchase the security back from the Fund at a specified price and date or upon demand. The Fund, through the Custodian or sub-custodian bank, receives delivery of the underlying securities as collateral, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the collateral’s value is at least equal to the principal amount of the repurchase price plus accrued interest. The Custodian holds the collateral in a separate account until the agreement matures. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2009.

U.S. Government Agencies or Government-Sponsored Enterprises. The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Montgomery Street Income Securities, Inc. | 25

Government-related guarantors (i.e., guarantors who are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with their mortgage-backed securities.

Loan Participations/Assignments. The Fund may invest in U.S. dollar denominated fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such loans in the form of participations in loans or assignments of all or a portion of loans from third parties. Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the participation. At December 31, 2009, the Fund held no participations.

Federal Income Taxes. The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

B.	Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $69,408,340 and $78,697,988, respectively. Purchases and sales of long-term U.S. government obligations aggregated $214,073,687 and $184,652,341, respectively.

Fund Transactions and Brokerage. Subject to compliance with Rule 17a-7 under the 1940 Act, the Adviser is permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Adviser.

26 | Montgomery Street Income Securities, Inc

There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or an affiliated company. They are effected only when the Adviser believes that to do so is in the best interest of the Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

C.	Fees and Agreements

Investment Advisory Agreement. The Fund and HIMCO entered into an Investment Advisory Agreement whereby the Fund pays HIMCO a quarterly fee equal to the product of (a) one quarter of 0.25%, times (b) the average of the net assets of the Fund on the last business day of each calendar month of the then ended calendar quarter.

Fund Accounting and Administration Services Agreement. The Fund has entered into a Fund Accounting and Administration Services Agreement (“Administration Agreement”) with JFS. Pursuant to the Administration Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the value of the net assets of the Fund up to $100 million; 0.20% of the value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses. The Fund pays each Board Director a retainer fee plus specified amounts for each Board and Committee meeting attended.

D.	Federal Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing premium amortization on debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Timing and permanent differences do not impact the NAV of the Fund. In 2009, permanent differences increased undistributed net investment income and accumulated realized loss by $85,513.

At December 31, 2009, the cost of investments and the components of net unrealized depreciation are listed in the following table.

Cost of	Gross Unrealized	Gross Unrealized	Net Unrealized
Investments	Depreciation	Appreciation	Depreciation

$178,285,120	$(7,095,509)	$6,044,729	$(1,050,780)

At December 31, 2009, the Fund had undistributed net ordinary income of $141,767.

The distributions paid of $7,985,367 and $10,889,908 for the years ended December 31, 2009 and 2008, respectively, were from net ordinary income.

At December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes which may be applied against any future net realized net taxable capital gains or until the respective expiration dates occur as noted below.

Year of Expiration	Amount

2010	$781,347

2013	1,872,360

2014	3,952,947

2015	596,899

2016	12,721,218

2017	11,494,100

Total	$31,418,871

Montgomery Street Income Securities, Inc. | 27

The Fund had $2,819 of capital and currency losses realized from November 1, 2009 through December 31, 2009, which were deferred for tax purposes to the first day of the following fiscal year.

FASB ASC Topic 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2006, 2007, 2008, and 2009 which remain subject to examination, by the Internal Revenue Service. These returns are not subject to examination by any other tax jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements during the period ended December 31, 2009.

E.	Share Repurchases

The Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the year ended December 31, 2009, the Fund purchased 42,000 shares of common stock on the open market at a total cost of $594,007. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 10.2%. During the year ended December 31, 2008, the Fund purchased 42,000 shares of common stock on the open market at a total cost of $652,514. The weighted average discount of these purchases, comparing the purchase price to the NAV on the day of purchase, was 9.1%.

F.	Market, Credit and Counterparty Risk

In the normal course of business the Fund trades and holds financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market including rates and liquidity (“market risk”) or failure of the issuer to perform (“credit risk”). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to market, credit and counterparty risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to market, credit and counterparty risks with respect to these financial assets is incorporated within their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

G.	Subsequent Events

On February 9, 2010, the Board approved an Interim Investment Advisory Agreement (“Interim Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) that will begin on March 15, 2010 and will continue in effect for no more than 150 days and until a definitive agreement is approved by the Fund’s stockholders. The Fund intends to present a definitive contract with PIMCO for approval by stockholders at the Fund’s annual meeting of stockholders currently scheduled for July 8, 2010. Proxy materials will be sent to stockholders in advance of the annual meeting.

At its February 9, 2010 meeting, the Board decided to terminate the Fund’s participation in the securities lending program. Subsequent to that date, the liquidation of collateral was executed and the securities on loan were recalled.

Management has evaluated subsequent events for the Fund through February 24, 2010, the date the financial statements are issued.

28 | Montgomery Street Income Securities, Inc

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors of
Montgomery Street Income Securities, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Montgomery Street Income Securities, Inc. (the “Fund”), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended December 31, 2005 was audited by other auditors whose report, dated February 22, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 24, 2010

Montgomery Street Income Securities, Inc. | 29

Dividend Reinvestment and Cash Purchase Plan

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to BNY Mellon Shareowner Services, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310, or by calling (877) 437-3938.

30 | Montgomery Street Income Securities, Inc

Directors and Officers

The following table presents certain information regarding the Directors and Officers of Montgomery Street Income Securities, Inc. as of December 31, 2009. Each Director’s and Officer’s age is set forth in parentheses after his or her name. The mailing address for each Director and Officer is 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. Unless otherwise noted, each Director and Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The term of office for each Director is until the next annual meeting of stockholders or until the election and qualification of a successor. Officers are appointed annually by, and serve at the discretion of, the Board of Directors. The Fund’s 2009 proxy statement includes additional information about Directors of the Fund and is available, without charge, upon request, by calling (877) 437-3938.

 Non-Interested Directors

Name, Age, Position(s)	Principal Occupation(s) During	Number of Funds in
Held with the Fund and	Past 5 Years and Other	the Fund Complex
Length of Time Served	Directorships Held	Overseen

Richard J. Bradshaw (61) Chairman and Director 1991 – present	Partner and Chief Operating Officer of Venrock (venture capital firm) (2008 – present). Formerly, Executive Director of Cooley Godward Kronish LLP (law firm) (1997 – 2008). Chairman of the Board of Directors of the Fund (since 2004).	1

Victor L. Hymes (52) Director 2005-present	Chief Executive Officer, Chief Investment Officer, and Director of Legato Capital Management LLC (investment adviser) (2004 – present). Formerly, Chief Operating Officer and Chief Investment Officer of Cazenave Partners, LLC (investment adviser) (2003 – 2004); Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1997 – 2002); and President of the Fund (2000 – 2002).	1

John T. Packard (76) Director 2001 – present	Of Counsel to Mt. Eden Investment Advisors LLC (2008 – present). Formerly, Executive Vice President of Mt. Eden Investment Advisors LLC (2005 – 2008); Managing Director, Weiss, Peck & Greer LLC (investment adviser and broker-dealer) (2002 – 2004); Advisory Managing Director of the same firm (2000 – 2002); Advisory Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1999 – 2000); Managing Director of the same firm (1985 – 1998); and President of the Fund (1988 – 2000).	1

Wendell G. Van Auken (65) Director 1994 – present	Managing Director of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company).	1

James C. Van Horne (74) Director 1985 – present	A.P. Giannini Professor of Finance, emeritus, Graduate School of Business, Stanford University. Directorship: Synnex Corporation (information technology distributor). Formerly, Chairman of the Board of Directors of the Fund (1991 – 2004).	1

Montgomery Street Income Securities, Inc. | 31

 Officers

Name, Age,
Position(s) Held with	Principal Occupation(s) During
the Fund and Length	Past 5 Years and Other	Number of Funds in
of Time Served	Directorships Held	Fund Complex Overseen

Mark D. Nerud (43) President and Chief Executive Officer 2006 – present	Chief Executive Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”) (2010 – present); President of JNAM and JFS (2006 – present); President, CEO and Trustee/Manager of investment companies advised by JNAM (2007 – present); Managing Board Member of JNAM (2000 – 2003 and 2007 – present); Formerly, Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (“Jackson”) (2000 – 2009); Chief Financial Officer of JNAM and JFS (2000 – 2006); Vice President (1999 – 2006), Treasurer and Chief Financial Officer of investment companies advised by JNAM (2002 – 2006).	n/a

Daniel W. Koors (39) Chief Financial Officer 2006 – present	Senior Vice President of JNAM and JFS (2009 – present); Chief Financial Officer of JNAM and JFS (2007 – present); Vice President, Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – present). Formerly, Assistant Vice President – Fund Administration of Jackson (2006 – 2009); Vice President of JNAM and JFS (2007 – 2008); Assistant Treasurer of investment companies advised by JNAM (2006); Partner of Deloitte & Touche LLP (2003 – 2006).	n/a

Susan S. Rhee (38) Secretary and Chief Legal Officer 2006 – present	Senior Vice President and General Counsel of JNAM and JFS (2010 – present); Secretary of JNAM (2000 – present); Vice President, Counsel, and Secretary of investment companies advised by JNAM (2004 – present). Formerly, Chief Legal Officer of JNAM (2004 – 2009); Associate General Counsel of Jackson (2001 – 2009); Assistant Vice President of Jackson (2003 – 2009).	n/a

Toni M. Bugni (36) Chief Compliance Officer 2006 – present	Director of Compliance of JNAM and JFS (2008 – present). Formerly, Compliance Manager of JNAM and JFS (2006 – 2008); Legal Assistant, MetLife Advisers, LLC (2004 – 2006).	n/a

32 | Montgomery Street Income Securities, Inc

General Information

Investment Adviser*	Hartford Investment Management Company 55 Farmington Avenue Hartford, CT 06105

Administrator	Jackson Fund Services 225 West Wacker Drive Chicago, IL 60606

Transfer Agent	BNY Mellon Shareowner Services c/o MSIS Stock Transfer 480 Washington Boulevard Jersey City, NJ 07310 (Tel) 1/877/437-3938

Custodian	The Bank of New York Mellon Corporation One Mellon Center Pittsburgh, PA 15258

Legal Counsel	Howard Rice Nemerovski Canady Falk & Rabkin PC Three Embarcadero Center San Francisco, CA 94111

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301

*	See subsequent events note on page 28.

Montgomery Street Income Securities, Inc. | 33

Notes

Notes

Jackson Fund Services 225 West Wacker Drive Suite 1200 Chicago, IL 60606

MSIS
(42065 2/06)

Item 2.  Code of Ethics.

As of December 31, 2009, the registrant had adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer.  This code is filed as Exhibit 12(a)(1) hereto.  There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. John T. Packard, Mr. Wendell G. Van Auken, and Mr. James C. Van Horne are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR).  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)

Deloitte & Touche LLP (“Deloitte”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2008 and December 31, 2009.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$46,800	$0	$4,200	$0
2009	$49,000	$0	$4,400	$0

Tax Fees for 2008 and 2009 represent fees for services rendered to the registrant for review of tax returns and income and capital gains distributions.

Hartford Investment Management Company (“HIMCO”) is the investment adviser of the registrant.  The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to any entity controlling, controlled by or under common control with HIMCO that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fees for Services Rendered to Adviser Entities by the Principal Accountant

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2008	$67,295	$0	$0
2009	$64,998	$0	$0

Audit Related Fees for 2008 and 2009 included fees for an attestation engagement relating to HIMCO’s performance presentations.

(e)(1)
The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and the engagement of the registrant’s independent auditors to provide non-audit services to the registrant’s investment adviser or its related entities that related directly to the registrant’s operations and financial reporting.  If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditors on behalf of the Audit Committee.  The independent auditors and the investment adviser are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

(e)(2)           0%

(f)           Not applicable.

(g)
The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $71,495 for 2008, and is detailed in the tables above.  The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $69,398 for 2009, and is detailed in the tables above.

(h)
For the fiscal years ended December 31, 2008 and December 31, 2009, the Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the respective Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the respective principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The registrant's audit committee consists of Wendell G. Van Auken (Chairman), John T. Packard, and James C. Van Horne.

(b)	Not applicable.

Item 6.  Investments.

(a)           Included in Report to Stockholders under Item 1.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the intention of the registrant to invest exclusively in non-voting securities.  Under normal circumstances, the registrant does not intend to exercise conversion, exchange or other rights to purchase common stock or other equity securities, or otherwise to hold voting securities.  In the unlikely event that the registrant does come into possession of any voting securities, the registrant intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)
Nasri Toutoungi, Joseph Portera and Christopher Zeppieri are responsible for the day-to-day management of the registrant.  Mr. Portera’s appointment as a co-manager of the registrant was effective October 14, 2009.  Mr. Portera joined the firm in August 2009 and had other portfolio management duties at HIMCO prior to his appointment as a co-manager of the registrant.  Mr. Toutoungi has been a manager of the registrant since June 2006 and Mr. Zeppieri was appointed a co-manager of the registrant in February 2009.  .

Mr. Toutoungi, Mr. Portera, and Mr. Zeppieri are primarily and jointly responsible for the day-to-day management of the registrant.  Please see the tables below for descriptions of each individual’s role, as well as prior business experience over the last 5 years.

Portfolio Management Team

Name	Title	Position	Years At Firm	Years In Industry
Nasri Toutoungi	Managing Director	Senior Portfolio Manager	7	22
Current Employer	Title/Function	Start Date	End Date
HIMCO	Managing Director/Senior Portfolio Manager	January 2003	Present
Previous Employer	Title/Function	Start Date	End Date
BlackRock, Inc.	Managing Director	1998	2002

Name	Title	Position	Years At Firm	Years In Industry
Joseph Portera	Executive Vice President	Senior Portfolio Manager	1	28
Current Employer	Title/Function	Start Date	End Date
HIMCO	Executive Vice President/Senior Portfolio Manager	August 2009	Present
Previous Employer	Title/Function	Start Date	End Date
MacKay Shields, LLC	Managing Director/Portfolio Manager	1991	2009

Name	Title	Position	Years At Firm	Years In Industry
Christopher Zeppieri	Vice President	Portfolio Manager	3	11
Current Employer	Title/Function	Start Date	End Date
HIMCO	Vice President/Portfolio Manager	December 2006	Present
Previous Employer	Title/Function	Start Date	End Date
Payden & Rygel	Fixed Income Strategist	2004	2006
Previous Employer	Title/Function	Start Date	End Date
Columbia Management Group	Corporate Bond Trader	1998	2004

As of December 31, 2009, the other accounts managed by the registrant’s portfolio managers are as follows:

Portfolio Manager	Number and Total Assets of Other Registered Investment Company Accounts as of December 31, 2008				Number and Total Assets of Other Pooled Investment Vehicle Accounts as of December 31, 2008				Other Accounts as of December 31, 2008
	Performance Based Accounts		Asset Based Accounts		Performance Based Accounts		Asset Based Accounts		Performance Based Accounts		Asset Based Accounts
	#	$Assets	#	$Assets	#	$Assets	#	$Assets	#	$Assets	#	$Assets
Nasri Toutoungi*	0	$0	3	$7,067,610,626	0	$0	1	$153,138,582	0	$0	8	$3,926,162,396
Joseph Portera*	0	$0	3	$7,067,610,626	0	$0	1	$153,138,582	0	$0	8	$3,926,162,396
Christopher Zeppieri*	0	$0	5	$7,063,498,002	0	$0	0	$0	0	$0	1	$44,498,642

*
HIMCO has a team-based approach for portfolio management responsibilities.  Nasri Toutoungi, Joseph Portera and Christopher Zeppieri co-manage a number of Registered Investment Company Accounts, Other Pooled Investment Vehicle Accounts as well as Other Accounts.

Portfolio managers, including assistant portfolio managers, at HIMCO manage multiple portfolios for multiple clients. These accounts may include affiliated and non-affiliated mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, collective trusts and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from each other. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform differently than the securities purchased for another portfolio. A portfolio manager or other investment professional at HIMCO may place transactions, including short sale transactions, on behalf of one portfolio that are directly or indirectly contrary to investment decisions made on behalf of other portfolios, or make investment decisions that are similar to those made for other portfolios, both of which have the potential to adversely impact one portfolio and not another, depending on market conditions. In addition, some portfolios may have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by other portfolios to HIMCO. Because a portfolio manager’s compensation is affected by revenues earned by HIMCO, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other portfolios managed by a given portfolio manager.

HIMCO's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly, and HIMCO has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  Moreover, HIMCO monitors a variety of areas, including compliance with applicable laws and regulations, investment guidelines, the allocation of securities, and compliance with HIMCO's Code of Ethics.

HIMCO recognizes that managing its conflicts of interest minimizes the potential adverse impact of conflicts of interest on clients and it promotes client protection and maintains HIMCO’s reputation and integrity.  Furthermore, senior investment and business personnel at HIMCO periodically review the performance of HIMCO’s portfolio managers. Although HIMCO does not track the time a portfolio manager spends on a single portfolio, HIMCO does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager’s designated accounts.

Material conflicts of interest may arise when allocating and/or aggregating trades.  HIMCO may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary.  It is the policy of HIMCO that when a decision is made to aggregate transactions on behalf of more than one account (including the registrant or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with HIMCO’s Trade Allocation Policy.  The Trade Allocation Policy is described in HIMCO’s Form ADV.  HIMCO’s compliance unit monitors block transactions to assure adherence to the Trade Allocation Policy.

The conflicts addressed in the foregoing paragraph are primarily dealt with through strict adherence to HIMCO’s Trade Allocation Policy.

As of December 31, 2009, the compensation package for investment professionals consists of three components, which are base pay, annual incentive and long-term incentive.  The base pay program provides a level of base pay that is competitive with the marketplace and reflects an investment professional's contribution to HIMCO's success.

The annual incentive plan provides cash bonuses dependent on both the overall performance of HIMCO and individual contributions. Historically, a portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.  Changes were made to the plan effective 1/1/09.  Half of the bonus pool will continue to be determined based on quantitative measures of investment performance.  In 2009, the emphasis shifted to current year aggregate portfolio pre-tax performance results relative to peer groups and benchmarks.  New quantitative metrics of investment performance, including yield, risk management and capital preservation, will be included as appropriate to ensure client and portfolio objectives in addition to total return are also reinforced.  The remaining portion of the bonus pool will be determined based on achievement of the firm's strategic priorities, including execution of a repeatable sustainable investment process, strengthening risk management capability, developing and retaining key talent, enhancing product development and client relations and leveraging technology to a greater competitive advantage.

Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager.  An individual's award is based on qualitative and quantitative factors including the relative performance of his/her assigned portfolios compared to a peer group or benchmark.  The registrant is a member of the Lipper Corporate Debt Funds BBB-Rated Category and is benchmarked to the Barclays Capital U.S. Aggregate Bond Index.  Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

In 2009, the firm updated its annual bonus program to include the following amendments:

*
Fifty percent of the pool funding will be based on quantitative measures of investment performance and 50% on a qualitative assessment of performance including the achievement of our strategic priorities. We would expect this weighting of a qualitative assessment to diminish over time, but believe it is important this year in light of our evolving strategy and unpredictable market conditions.

The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HIMCO to be rewarded in the future based on the performance of HIMCO.  A designated portion of the HIMCO's net operating income will be allocated to long-term incentive awards each year.  The size of the actual individual awards will vary greatly.  The awards granted in 2008 and prior years will vest over three years for most participants and five years for HIMCO's Managing Directors and will be paid in cash at the end of the vesting period.  The awards granted in 2009 and following years will vest over three years for all participants and will be paid in a combination of cash and restricted stock units of The Hartford at the end of the vesting period.

All portfolio managers are eligible to participate in The Hartford Financial Services Group, Inc.'s standard employee health and welfare programs, including retirement.

As of December 31, 2009, the registrant’s portfolio managers owned the following equity securities of the registrant:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned as of December 31, 2009
Nasri Toutoungi	None
Joseph Portera	None
Christopher Zeppieri	None

 The information in this Item 8(a) has been provided by HIMCO.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1 – July 31	0	0	n/a	n/a
August 1 – August 31	9,000	14.76	n/a	n/a
September 1 – September 30	0	0	n/a	n/a
October 1 – October 31	0	0	n/a	n/a
November 1 – November 30	9,000	14.41	n/a	n/a
December 1 – December 31	0	0	n/a	n/a
Total	18,000	14.59	n/a	n/a

(1) All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11.  Controls and Procedures.

(a)	The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)
There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Code of Ethics (as defined in Item 2(b) of Form N-CSR)

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	March 1, 2010

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	March 1, 2010

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics (as defined in Item 2(b) of Form N-CSR)

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act